                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                           -----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 17, 1995
                                                  -------------------

                            ROADWAY SERVICES, INC.
            (Exact name of registrant as specified in its charter)



       Ohio                        0-10716               34-1365496
-------------------           ----------------       ------------------
 (State or other              (Commission File         (IRS Employer
 jurisdiction of                   Number)           Identification No.)
 incorporation)



        1077 Gorge Boulevard, P.O. Box 88, Akron, Ohio     44309-0088
        -------------------------------------------------------------
             (Address of principal executive offices)      (Zip Code)


     Registrant's telephone number, including area code:  (216) 384-8184


                                Not applicable
  ------------------------------------------------------------------------
        (Former name or former address, if changed since last report)




                            Exhibit Index at Page 4










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                         INFORMATION REQUIRED IN REPORT
                         ------------------------------


Item 2.      Acquisition or Disposition of Assets.
             ------------------------------------

             On November 6, 1995, the Board of Directors of the registrant, Roadway Services, Inc. (RSI), announced plans to exit the air freight business served by its subsidiary, Roadway Global Air, Inc. (RGA). The Board simultaneously announced that RSI intended to sell the RGA business in part pending the successful outcome of negotiations. The company's decision was prompted by RGA's poor earnings per share in 1994, its first full year of operation. Through the first three quarters of 1995, RGA lost an additional $1.18 per share, and was projected to lose $1.70 per share for the full year if operations had continued. RSI believes that the discontinuation of its air freight business would eliminate ongoing losses incurred by RGA and free resources for investment in the company's other subsidiaries.

             On November 17, 1995, RSI announced that Burlington Air Express (Burlington) would provide continuing U.S. air freight service to former customers of RGA beginning November 20, 1995. Burlington agreed to acquire RGA's tracking and information system and RGA's air terminal in San Jose, California, the consideration for which RSI does not believe to be material. Burlington has an option for 60 days to acquire certain computer equipment from RGA. It has also expressed an interest in buying other used equipment made excess by RGA's shutdown, although the terms of such acquisitions remain undetermined. RSI currently intends to dispose of, or transfer to other RSI companies, any remaining assets related to its U.S. air freight service not otherwise acquired by Burlington; however, there can be no assurance that the company will be able to identify a purchaser or purchasers for such assets, or that if such purchasers are identified, that they will be willing to purchase such assets on terms satisfactory to the company.

             RSI is currently engaged in negotiations to transfer its non-U.S. operations to an international freight forwarder. However, there can be no assurance that such negotiations will yield any result or benefit to the company.

             RSI initially estimated a pre-tax charge of $65 million for costs related to abandonment of RGA's business, but has not yet determined the impact on such figure resulting from its agreement with Burlington and the sales, if any, of other RGA assets, including its non-U.S. business.



                                 Page 2 of 4
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Item 7.     Financial Statements, Pro Forma Financial Information and
            ---------------------------------------------------------
            Exhibits.
            --------

            (b)   Pro Forma Financial Information.
                  -------------------------------

        The following pro forma financial information is incorporated herein by reference to note (b) on page 32 and to pages 33 through 38 of the registrant's Proxy Statement for the Special Meeting of Shareholders to be held on December 14, 1995, File No. 0-10716, and is filed as an exhibit hereto.

      Roadway Services, Inc. Pro Forma Condensed Financial Statements
            Unaudited Pro Forma Condensed Balance Sheet, September 9, 1995 Unaudited Pro Forma Statement of Consolidated Income, Thirty-Six
                  Weeks Ended September 9, 1995
            Unaudited Pro Forma Statement of Consolidated Income, Year Ended
                  December 31, 1994
            Unaudited Pro Forma Statement of Consolidated Income, Thirty-Six
                  Weeks Ended September 10, 1994

            (c)   Exhibits.
                  --------

99    Roadway Services, Inc. Pro Forma Condensed Financial Statements
            Unaudited Pro Forma Condensed Balance Sheet, September 9, 1995 Unaudited Pro Forma Statement of Consolidated Income, Thirty-Six
                  Weeks Ended September 9, 1995
            Unaudited Pro Forma Statement of Consolidated Income, Year Ended
                  December 31, 1994
            Unaudited Pro Forma Statement of Consolidated Income, Thirty-Six
                  Weeks Ended September 10, 1994




                                   SIGNATURES
                                   ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                ROADWAY SERVICES, INC.
                                            ------------------------------
                                                      REGISTRANT


                                            By  JOHN M. GLENN
                                              ----------------------------
                                              John M. Glenn
                                              Vice President and
                                                General Counsel


Dated:  December 4, 1995





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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number       Description
-------      -----------

99           Roadway Services, Inc. Pro Forma Condensed Financial Statements.
               Unaudited Pro Forma Condensed Balance Sheet, September 9, 1995 Unaudited Pro Forma Statement of Consolidated Income, Thirty-Six
                 Weeks Ended September 9, 1995
               Unaudited Pro Forma Statement of Consolidated Income, Year Ended
                 December 31, 1994
               Unaudited Pro Forma Statement of Consolidated Income, Thirty-Six
                 Weeks Ended September 10, 1994



























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